UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12
TOUCHSTONE STRATEGIC TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOUCHSTONE OHIO TAX-FREE BOND FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.534.0407

[ ], 2021

Dear Shareholder:

We have important information concerning your investment in the Touchstone Ohio Tax-Free Bond Fund (the “Fund”), a series of Touchstone Strategic Trust (the “Trust”). As an investor in the Fund, we wish to inform you that at an in-person meeting held May 20, 2021 (the “Meeting”) the Board of Trustees of the Trust (the “Board”) approved a proposal to amend the Fund’s current fundamental investment policy stating that under normal circumstances, at least 80% of the income the Fund distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax (the "Current Policy"), so that it states that under normal circumstances, at least 80% of the income the Fund distributes will be exempt from federal income tax, including the federal alternative minimum tax (the "New Policy") (the “Proposal”).

The amendment of the Current Policy to the New Policy requires the approval of the Fund’s shareholders and the Board unanimously recommends that shareholders approve the Proposal.

At the same Meeting, the Board also approved the following changes to the Fund:

•a name change for the Fund to the Touchstone Core Municipal Bond Fund;
•a new sub-advisory agreement between the Fund’s investment advisor, Touchstone Advisors, Inc. (“Touchstone”), and Sage Advisory Services, Ltd. Co. ("Sage") and the termination of the existing sub-advisory agreement between Touchstone and Fort Washington Investment Advisors, Inc.; and

•certain changes to the Fund's diversified status, investment goal, and principal investment strategies, as well as fee reductions and expense limitation reductions as previously described to shareholders in a supplement to the Fund’s prospectus dated May 26, 2021 (collectively the "Repurposing").

As described in greater detail in the enclosed Proxy Statement, the appointment of Sage as the Fund’s new sub-advisor, and the implementation of the changes to the Fund’s name, diversified status, investment goal, principal investment strategies, and fee reductions and expense limitation reductions described above do not require shareholder approval, but are contingent upon shareholder approval of the Proposal to change the Fund’s fundamental investment policy from the Current Policy to the New Policy. If the shareholders of the Fund do not approve this Proposal, the changes described herein related to the Repurposing will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

A special meeting of shareholders of the Fund is expected to be held on September 30, 2021 at 1:00 p.m., Eastern time, at which shareholders will be asked to vote on the amendment of the Fund’s fundamental investment policy from the Current Policy and to the New Policy. If the amendment of the Fund’s fundamental investment policy is approved by shareholders, the Repurposing is expected to occur on or about October 28, 2021 or as soon as practicable thereafter.

The Board of the Trust recommends that you vote FOR the Proposal.

We have enclosed a Proxy Statement that describes the Proposal in greater detail, as well as important information about the Fund.  Please contact Shareholder Services at 1.800.534.0407 with any questions.

Sincerely,

E. Blake Moore Jr.
President
Touchstone Strategic Trust

TOUCHSTONE OHIO TAX-FREE BOND FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.534.0407

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 30, 2021

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Touchstone Ohio Tax-Free Bond Fund (the “Fund”), a series of Touchstone Strategic Trust (the “Trust”), will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on September 30, 2021, at 1:00 p.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of the Fund will be asked to consider the following proposals:

1.To approve the amendment of the Fund’s current fundamental investment policy stating that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax (the "Current Policy"), so that the policy states that under normal circumstances, at least 80% of the income the Fund distributes will be exempt from federal income tax, including the federal alternative minimum tax (the "New Policy").

2.To transact such other business that may properly come before the Special Meeting, or any adjournment or postponement thereof.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on August 2, 2021 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

Please sign and return the enclosed proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Shareholders who do not expect to attend the Special Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States.  Shareholders may also vote by telephone or via the Internet.  Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card.  It is important that shareholders vote promptly.

E. Blake Moore Jr.
President
Touchstone Strategic Trust

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!
Please sign, date and return your proxy card today!

PROXY STATEMENT

[ ], 2021

TOUCHSTONE OHIO TAX-FREE BOND FUND
a series of
TOUCHSTONE STRATEGIC TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
1.800.534.0407

This Proxy Statement is being furnished in connection with a special meeting of shareholders of the Touchstone Ohio Tax-Free Bond Fund (the “Fund”), a series of Touchstone Strategic Trust (the “Trust”).  The Board of Trustees of the Trust (the “Board”) has called a special meeting of shareholders of the Fund to be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on September 30, 2021 at 1:00 p.m., Eastern time and any adjournment or postponement thereof (the “Special Meeting”).  This Proxy Statement and the enclosed proxy are first being sent to shareholders of the Fund on or about August [ ], 2021.

Shareholders of record of the Fund as of the close of business on August 2, 2021 (the “Record Date”) are entitled to vote at the Special Meeting, and any adjournments or postponements thereof.  At the Special Meeting, shareholders of the Fund will be asked to consider a proposal to approve the amendment of the Fund’s current fundamental investment policy that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax (the "Current Policy"), so that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax (the "New Policy") (collectively, the “Proposal”).

At an in-person meeting held May 20, 2021 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved the amendment of the Fund’s fundamental investment policy from the Current Policy to the New Policy. The Board unanimously recommends that you vote “FOR” the Proposal.

At the Meeting, the Board also approved changing the name of the Fund to the Touchstone Core Municipal Bond Fund, contingent upon the approval of the Proposal. At that same Meeting, the Board approved the appointment of Sage Advisory Services, Ltd. Co. ("Sage") as sub-advisor to the Fund, contingent upon the approval of the Proposal.  The U.S. Securities and Exchange Commission (the "SEC") has issued an exemptive order that permits the Trust or Touchstone Advisors, Inc. (“Touchstone”), the investment advisor to the Fund, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A condition of this order requires Touchstone to furnish shareholders with information about Sage and the related sub-advisory agreement. Contingent upon shareholder approval of the Proposal, an information statement containing more information about Sage and the related sub-advisory agreement will be provided to shareholders within 90 days of the effective date of Sage’s appointment as the sub-advisor.

Additionally at that same Meeting, the Board approved certain changes to the Fund’s diversified status, investment objective and principal investment strategies and a reduction in Advisory Fee and Expense Limitations of the Fund. While the changes to the Fund’s name, diversified status, fee reduction and expense limitation reductions, sub-advisor and principal investment strategies (the “Repurposing”) can be accomplished without a shareholder vote, the 1940 Act requires that a fund’s shareholders approve any change in the Fund’s fundamental investment policy, such as the amendment of the Current Policy to the New Policy.  The Board recommends that shareholders approve the change from the Fund’s Current Policy to the New Policy.

The implementation of the Repurposing is contingent upon shareholder approval of the Proposal.  If the shareholders of the Fund do not approve the Proposal, then the Repurposing will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

PROPOSAL—TO APPROVE THE CHANGE TO THE FUND’S FUNDAMENTAL INVESTMENT POLICY

Rule 35d-1 (“Rule 35d-1”) under the Investment Company Act of 1940, as amended (the “1940 Act”), prohibits a fund from using in its name any words that the SEC finds by rule or order to be materially deceptive or misleading and specifically prohibits the use of any name suggesting that the fund’s distributions are exempt from federal and/ or state income tax, unless the fund has adopted a fundamental policy that supports the words in the fund’s name. In addition, the 1940 Act requires that a majority of a fund’s outstanding shareholders approve any changes to a fundamental investment policy, such as changes to fundamental investment policies required by Rule 35d-1.

Shareholders of the Touchstone Ohio Tax-Free Bond Fund (the “Fund”) are being asked to approve an amendment to the Fund’s current fundamental investment policy adopted pursuant to Rule 35d-1 (the “Current Policy”) to the new fundamental investment policy (the “New Policy”) as shown in the table below:

Current Policy	New Policy
The Fund has a fundamental investment policy that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax, and Ohio personal income tax.	The Fund has adopted a fundamental investment policy that under normal circumstances, at least 80% of the income it distributes will be exempt from federal income tax, including the federal alternative minimum tax.
As a result of the adoption of the New Policy, the Fund may acquire a greater number of investments the interest on which is subject to Ohio personal income tax. Therefore a greater amount of the exempt-interest dividends received by individual shareholder may be subject to Ohio personal income tax.

The Board, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act),

unanimously approved and now recommends that shareholders of the Fund approve the proposed amendment of the Current Policy to the New Policy.

In addition to its approval of the amendment of this fundamental policy, the Board also approved the following changes to the Fund, as described in more detail below:

•a name change for the Fund to the Touchstone Core Municipal Bond Fund;
•a new sub-advisory agreement between the Fund’s investment advisor, Touchstone Advisors, Inc. (“Touchstone”), and Sage Advisory Services, Ltd. Co. ("Sage") and the termination of the existing sub-advisory agreement between Touchstone and Fort Washington Investment Advisors, Inc.; and
•certain changes to the Fund's diversified status, investment goal, and principal investment strategies, as well as reductions in the Fund’s advisory fee and expense limitations, as previously described to shareholders in a supplement to the Fund’s prospectus dated May 26, 2021 (collectively the "Repurposing").

The Board approved and recommends that shareholders of the Fund approve the proposed amendment of the Current Policy to the New Policy to allow Sage to manage the Fund’s investment portfolio in accordance with the New Policy and its investment goal of seeking a high level of current income exempt from federal income taxes, consistent with the protection of capital. Following the Repurposing, the Fund’s name, investment goal and principal investment strategies would change to reflect its operation as a national core municipal bond fund, as opposed to a state municipal bond fund. Following the Repurposing, the Fund will continue to seek a high level of current income exempt from federal income taxes, but the Fund will no longer focus on investing in high-quality, long-term Ohio municipal obligations. Rather, the Fund will seek to achieve its investment goal by investing primarily in high-quality, municipal debt issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories. Details regarding the Fund's current and proposed investment goals and principal investment strategies are shown in the following table:

	Current	Effective Upon the Repurposing
Investment Goal:	Seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with the protection of capital.	Seeks a high level of current income exempt from federal income taxes, consistent with the protection of capital.

Principal Investment Strategy:	Under normal circumstances, the Fund invests at least 80% of its assets in high-quality, long-term Ohio municipal obligations, including general obligation bonds, revenue bonds, private activity bonds, and industrial development bonds. High-quality, long-term Ohio municipal obligations are, for purposes of this Fund, considered to be obligations rated within the three highest rating categories, with remaining maturities of three years or more. The Fund is a non-diversified fund and may, from time to time, have significant exposure to one or more issuers, industries, geographic regions or sectors.	Under normal circumstances, the Fund seeks to achieve its investment goal by investing its assets primarily in high-quality, municipal debt, including general obligation bonds, revenue bonds, and pre-refunded municipal bonds. This includes but is not limited to Municipal bonds that are issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax.

	Current	Effective Upon the Repurposing

Principal Investment Strategy (cont.):		High quality is defined an underlying credit rating of investment grade (Baa3) or higher by Moody’s Investor Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-advisor to be of comparable quality.
Although the investment goal and certain of the principal investment strategies of the Fund will differ upon the implementation of the Repurposing, the broader focus of the Fund's proposed investment strategy of investing in a nationally diversified municipal bond portfolio will allow the current portfolio investments of the Fund to continue to be permissible investments following the Repurposing.

The Board also approved an amendment to the advisory agreement between Touchstone and the Trust, on behalf of the Fund, in order to lower the Fund's advisory fee rate to 0.40% on the first $300 million of average daily net assets and 0.30% on assets over $300 million, effective upon the Repurposing. The Fund's current advisory fee is 0.50% on the first $100 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.375% on assets over $300 million. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month.

Additionally, effective upon the Repurposing, Touchstone has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.80%, 1.55%, 0.55% and 0.48% of average daily net assets for Classes A, C, Y and Institutional shares, respectively. This contractual expense limitation will be effective through October 29, 2022. The Fund’s current contractual expense limitations are 0.85%, 1.60%, 0.60%, and 0.55% for Classes A, C, Y and Institutional shares, respectively.

These advisory fee and expense limitation reductions are in connection with and contingent upon shareholder approval of the removal of the Current Policy.

Touchstone believes the New Policy and the Repurposing will benefit shareholders and enhance the marketability of the Fund. Current shareholders would also benefit from reduced net expense ratios. The changes related to the Repurposing described above do not require shareholder approval, but are contingent upon shareholder approval of the Proposal to change the Fund’s fundamental investment policy under the 1940 Act, from the Current Policy to the New Policy. If the shareholders of the Fund do not approve this Proposal, the changes related to the Repurposing will not be implemented and the Board will take whatever actions it deems necessary with respect to the Fund.

If the proposed amendment to the Fund’s fundamental investment policy is approved by shareholders, then at least 80% of the income the Fund distributes will be exempt from federal income tax, including the federal alternative minimum tax.

REQUIRED VOTE

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Board, including the Independent Trustees, recommends the approval of the Proposal and any properly executed but unmarked proxy cards will be voted in favor of the Proposal.

GENERAL INFORMATION

Touchstone Advisors, Inc., (the “Advisor”) located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to the Touchstone Strategic Trust (the “Trust”).

Touchstone Securities, Inc. (the “Distributor”) serves as the principal underwriter of the shares of the Trust. The address of Touchstone Securities is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Fort Washington Investment Advisors, Inc. ("Fort Washington") located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as sub-advisor to the Touchstone Ohio Tax-Free Bond Fund (the "Fund"), a series of the Trust.

Both the Advisor and the Distributor are wholly-owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company (“WSLAC”). The address of WSLAC is 400 Broadway, Cincinnati, Ohio 45202. WSLAC is a wholly-owned subsidiary of The Western & Southern Life Insurance Company, a stock life insurance company originally organized under the laws of the State of Ohio on February 23, 1888 (“WSLIC”). WSLIC is wholly-owned by an Ohio-domiciled intermediate holding company, Western & Southern Financial Group, Inc., which is wholly owned by an Ohio-domiciled mutual insurance holding company, Western & Southern Mutual Holding Company. WSLAC is in the business of issuing insurance and annuity contracts.

SHARE OWNERSHIP INFORMATION

Persons or organizations beneficially owning more than 25% of the outstanding shares of any class of the Fund is deemed to be a control person or organization. As a result, those persons or organizations could determine the outcome of a shareholder meeting with respect to a proposal directly affecting that share class.

As of the Record Date, the following table lists those shareholders who owned of record or beneficially 5% or more of any class of the Fund’s shares.  As of the Record Date, the Fund had [ ] shares issued and outstanding.

Name and Address	Share Class	Number of Shares	Percent of Share Class

[ ]	Class A	[ ]	[ ]

[ ]	Class C	[ ]	[ ]

[ ]	Class Y	[ ]	[ ]

[ ]	Inst. Class	[ ]	[ ]
*Western & Southern Life and Insurance Company is an affiliate of the Advisor and will vote its shares in the same proportion as the votes of all other Fund shareholders.
**Indicates a person or organization that beneficially owns more than 25% of the outstanding shares of the Fund.

As of the Record Date, each Trustee’s individual shareholdings constituted less than 1% of the outstanding shares of the Fund, and as a group, the Trustees and officers of the Trust own less than 1% of the shares of the Fund.

PORTFOLIO TRANSACTIONS

There were no affiliated brokerage transactions for the Fund’s most recently completed fiscal year end.

VOTING INFORMATION CONCERNING THE

SPECIAL MEETING

Proxies are being solicited by the Board on behalf of the Fund.  The proxies will be voted at the Special Meeting.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone.

The Fund has engaged the services of DiCosta Partners (the “Solicitor”) to assist in the solicitation of proxies for the Special Meeting.  The Solicitor’s fees and costs are expected to be approximately $10,000. Proxies are expected to be solicited principally by mail, but the Fund or the Solicitor may also solicit proxies by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Touchstone may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons. Although the Solicitor’s representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Proxy Statement, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Touchstone or its affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

Shares represented by proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting. Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote but not present at the Meeting in determining whether a quorum is present and do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote "against" a proposal.

If the shareholders of the Fund do not approve the Proposal, then Sage will not be appointed as the Fund’s new sub-advisor, the Repurposing will not be implemented and the Board will take whatever action it deems necessary with respect to the Fund.

Quorum and Required Vote

The presence in person or by proxy of the shareholders representing a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting will constitute a quorum. Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Special Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust prior to the Special Meeting, or by executing a superseding proxy by telephone or through the internet to the Trust prior to the Special Meeting. All properly executed proxies received before the Special Meeting will be voted as specified on the proxy.

Adjournment

If the necessary quorum is not obtained or if there are insufficient votes to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. Adjourned meetings must be held within a reasonable time after the date originally set for the Special Meeting. Solicitation of votes may continue to be made without any obligation to provide additional notice of adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust is not generally required to hold annual or special meetings of shareholders.  Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust.  Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting.  The timely submission of a proposal does not guarantee its inclusion.

SHAREHOLDER REPORTS

The Trust’s most recent annual report for the fiscal year ended June 30, 2020 and most recent semi-annual report for the six-month period ended December 31, 2020 are available upon request without charge.  The annual and semi-annual reports may be obtained by writing to the Trust at Touchstone Strategic Trust, P.O. Box 9878, Providence, Rhode Island 02940, by calling 1.800.543.0407, or online at TouchstoneInvestments.com.

OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting.  If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote in accordance with their judgment.

TSF-2642-2108

[Form-of Proxy Card]

Touchstone Investments®

PO Box 9206, Canton, MA 02021-9905

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and have the proxy card at hand.
2. Go to www.proxyvotenow.com/tioh
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free 855-461-6860
3. Follow the simple instructions.

Please detach at perforation before mailing.

TOUCHSTONE OHIO TAX-FREE BOND FUND
SPECIAL MEETING OF SHAREHOLDERS
OCTOBER 1, 2021

The undersigned, having received Notice of the October 1, 2021 Special Meeting of Shareholders (the "Meeting") of Touchstone Ohio Tax-Free Bond Fund (the "Fund"), a series of Touchstone Strategic Trust (the "Trust"), and the related Proxy Statement, hereby appoints [ ], [ ], and [ ] as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Fund that the undersigned is entitled to vote at the Meeting to be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on October 1, 2021 at 1:00 p.m. Eastern Time, and any adjournment or postponement thereof. The undersigned hereby revokes all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting at the Meeting.

CONTROL NUMBER [ ]

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ____________________

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100087_1021

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on October 1, 2021.

The proxy statement for this meeting is available at www.eproxyaccess.com/tioh2021

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees of the Ohio Tax-Free Bond Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted FOR the proposal.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

	FOR	AGAINST	ABSTAIN
1. To approve an amendment to the Touchstone Ohio Tax-Free Bond Fund's current fundamental investment policy pursuant to Rule 35d-1 (the "Current Policy") to the new fundamental investment policy (the "New Policy") as fully-defined in the proxy statement.	☐	☐	☐

100087_1021